ABC FUNDING, INC.
                             STOCK OPTION AGREEMENT

      This Stock Option Agreement (this "Agreement") is effective as of May 22, 2008 (the "Option Grant Date") by and between ABC Funding Inc., a Nevada corporation having its principal place of business at 919 Third Avenue - 39th Floor, New York, NY 10022 (the "Company"), and Robert P. Munn, an individual residing in the State of Texas (the "Optionee"). The Optionee and the Company hereby agree as follows:

      1. Grant. The Company hereby grants to the Optionee an option (the "Option") to purchase up to an aggregate of 500,000 shares (the "Optioned Shares") of the Company's common stock, par value $0.001 per share (the "Common Stock"), at an exercise price (the "Exercise Price") of $0.52 per Optioned Share.

      2. Term. The Option granted hereby shall terminate no later than at the close of business on May 22, 2015 (the "Termination Date").

      3. Exercisability. The Option shall vest and may be exercised in whole or in part, from and after the effectiveness of the Charter Amendment (defined below) until the Termination Date. Charter Amendment means the filing by the Company of an Amendment to its Articles of Incorporation with the Secretary of State of Nevada, increasing the number of shares of common stock that the Company may issue to 149,000,000.

      4. Procedure for Exercise.

            (a) Notice. The Optionee may exercise the Option at any time with respect to all or any part of the Optioned Shares by giving the Secretary of the Company written notice of intent to exercise. The notice of exercise shall specify the number of Optioned Shares as to which the Option is to be exercised and the date of exercise thereof, which date shall be at least five days after the giving of such notice unless an earlier time shall have been mutually agreed upon.

            (b) Payment of Exercise Price. Full payment (in U.S. Dollars) by the Optionee of the Exercise Price for the Optioned Shares purchased shall be made on or before the exercise date specified in the notice of exercise in cash, or, with the prior written consent of the Board, in whole or in part through the surrender of previously acquired shares of Common Stock (valued at their fair market value on the exercise date). If the Optionee fails to pay for any of the Optioned Shares specified in such notice or fails to accept delivery thereof, the Optionee's right to purchase such Optioned Shares may be terminated by the Company. The date specified in the Optionee's notice as the date of exercise shall be deemed the date of exercise of the Option, provided that payment in full for the Optioned Shares to be purchased upon such exercise shall have been received by such date.

            (c) Cashless Exercise. In addition to the method of payment set forth above, provided that the Common Stock is either registered on a national securities exchange or quoted on a national quotation system at the time of exercise, Optionee shall have the right to exercise this Option in full or in part by delivering written notice to the Company, and Optionee shall receive the number of shares equal to the product of (x) the number of Optioned Shares as to which this Option is being exercised, multiplied by (y) a fraction, the numerator of which is the Market Price (defined below) of the Common Stock minus the Exercise Price of the Optioned Shares and the denominator of which is the Market Price of the Common Stock. As used in this Agreement, the phrase "Market Price" for any given date shall be deemed to be the last reported sale price on the trading day immediately preceding such date, or, in case no such reported sale takes place on such day, the average of the last reported sale prices for the last three (3) trading days immediately preceding such date on which reported sales did take place, in either case as officially reported by the OTC Bulletin Board or the principal securities exchange on which the Common Stock is listed or admitted to trading if so listed and admitted.

            (d) Other Limitations on Exercise. The obligation of the Company to deliver shares of Common Stock upon the exercise hereof shall be subject to the condition that if at any time the Company's Board of Directors shall determine in its sole discretion that the listing, registration or qualification of the Option or the Optioned Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the grant of this Option or the issuance or purchase of stock hereunder, then this Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors.

      5. Adjustment of and Changes in Stock of Company. If the Company at any time after the Option Grant Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of shares of Common Stock obtainable upon exercise of this Option will be proportionately increased. If the Company at any time after the Option Grant Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of shares issuable upon exercise of this Option will be proportionately decreased. Any adjustment under this Section 5 shall become effective at the close of business on the date the subdivision or combination becomes effective.

      6. Non-Transferability of Option. During the Optionee's lifetime, this Option shall be exercisable only by the Optionee or any guardian or legal representative of the Optionee, and the Option shall not be transferable except, in case of the death of the Optionee, by will or the laws of descent and distribution, nor shall the Option be subject to attachment, execution or other similar process. In the event of (a) any attempt by the Optionee to alienate, assign, pledge, hypothecate or otherwise dispose of this Option, except as provided for herein, or (b) the levy of any attachment, execution or similar process upon the rights or interest hereby conferred, the Company may terminate the Option by notice to the Optionee and it shall thereupon become null and void.

      7. Restrictions on Underlying Stock. The shares of Common Stock issuable upon exercise of this Option may not be sold, pledged, hypothecated, transferred or assigned in the absence of an effective registration statement for the securities under the applicable federal and state securities laws or an opinion of counsel satisfactory to the Company to the effect that such registration is not required thereunder.

      8. "Piggy-Back" Registration Rights. If at any time commencing on the first anniversary of the date hereof and expiring five (5) years hereafter, the Company proposes to register any of its securities under the Securities Act of 1933 (other than in connection with an initial public offering or in connection with a Form S-8 or any successor form as may be adopted by the Securities and Exchange Commission), then the Company shall afford the Optionee the opportunity to include for sale in such registration statement, shares of Common Stock acquired by the Optionee upon the exercise of this Option; provided, however, that if the Company's underwriter shall advise the Company in writing that in its opinion the number of shares to be included in such registration is too large, then the Company will include only such number of Option Shares as such underwriter shall so advise.

      9. Nonqualified Option. The Option granted hereby shall be treated as a nonqualified stock option and not as an incentive stock option under the Internal Revenue Code.

      10. No Rights as Stockholder. Neither the Optionee nor any personal representatives shall be, or shall have any of the rights and privileges of, a stockholder of the Company with respect to any shares of Common Stock purchasable or issuable upon the exercise of this Option, in whole or in part, prior to the date of exercise of this Option in accordance with the provisions hereof, and then only to the extent of the shares of Common Stock so purchased or issued.

      11. Successors and Assigns. This Option shall not be assignable by the Optionee without the prior consent of the Company, which shall not be unreasonably withheld. This Option shall be binding upon the successors and assigns of the Company, and shall be expressly assumed by any successor to the Company pursuant to a merger in which the Company is not the surviving entity.

      12. Miscellaneous. This Option and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This certificate is deemed to have been delivered in the State of Texas and shall be construed and enforced in accordance with and governed by the laws of such State. The headings in this Stock Option Agreement are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by a duly authorized representative and the Optionee has hereunto set his hand as of the Option Grant Date.

                                        ABC FUNDING, INC.


                                        By: /s/ Steven Barrenechea
                                            ------------------------------------
                                            Name:  Steven Barrenechea
                                            Title: Chairman & CEO


                                        /s/ Robert P. Munn
                                        -----------------------------------
                                        Robert P. Munn